UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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EMCOR GROUP, INC.
(Name of Registrant as Specified In Its Charter)

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M91827-P64563 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 11, 2015. EMCOR GROUP, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: April 16, 2015 Date: June 11, 2015 Time: 10:00 AM Eastern Time Location: Town Hall Conference Room 301 Merritt Seven Norwalk, Connecticut EMCOR GROUP, INC. 301 MERRITT SEVEN, 6TH FLOOR NORWALK, CT 06851 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Proxy Materials Available to VIEW or RECEIVE: M91828-P64563 Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or EMAIL Copy: If you want to receive a paper or email copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 18005791639 3) BY EMAIL*: sendmaterial@proxyvote.com * If requesting materials by email, please send a blank email with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 28, 2015 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M91829-P64563 Voting Items The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: 1a. John W. Altmeyer 1b. Stephen W. Bershad 1c. David A. B. Brown 1d. Larry J. Bump 1e. Anthony J. Guzzi 1f. Richard F. Hamm, Jr. 1g. David H. Laidley 1h. Frank T. MacInnis 1i. Jerry E. Ryan 1j. Michael T. Yonker 2. Approval by nonbinding advisory vote of executive compensation. 3. Approval of the material terms of the performance goals, as modified, in the 2010 Incentive Plan. 4. Ratification of the appointment of Ernst & Young LLP as independent auditors for 2015. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.